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                                  SCHEDULE 14A
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          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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                              JUNO LIGHTING, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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         Common Stock, $.01 par value, of Juno Lighting, Inc.
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FOR IMMEDIATE RELEASE


              JUNO LIGHTING REPORTS THAT ISS RECOMMENDS MERGER AND
                     RECAPITALIZATION WITH FREMONT INVESTORS


DES PLAINES, Ill., (June 22, 1999)-Juno Lighting, Inc. (NASDAQ: JUNO) today announced that Institutional Shareholder Services (ISS)--the nation's leading independent institutional stockholder advisory firm--has recommended that stockholders vote "FOR" Juno Lighting's (Juno) proposed merger and recapitalization with Fremont Investors I, LLC (Fremont) and related proposals at Juno's upcoming Special Meeting of Stockholders on June 29, 1999.

In its detailed analysis, the 26-page ISS report, issued on June 21, 1999, reached the following conclusions:*

     - "What began for LENS as a governance campaign is still, in essence, a governance campaign....In our view, the matter before shareholders is no longer a governance issue but an economic one....The dissidents are offering nothing tangible."


     - "We believe management conducted an exhaustive search for a suitable merger partner at the highest price possible. We seriously doubt that there is a superior bid that has yet to be uncovered or that has been deterred by the presence of Fremont's breakup fee. The market has, in effect, spoken....In our judgment, the transaction presented is sound; it provides value to shareholders. We therefore conclude that the merger should be supported. We recommend a vote FOR the merger agreement."

Robert S. Fremont, Chairman and Chief Executive Officer of Juno, said: "We are very pleased that ISS recommends that stockholders vote 'FOR' Juno's merger with Fremont and related proposals. ISS' independent analysis is well-respected by both large and small stockholders, and ISS' report is clear and unbiased evidence that Juno stockholders should support our proposed merger."

Juno is a specialist in the design, manufacturing, and marketing of lighting fixtures for commercial and residential use.




*Permission to use these quotations has neither be sought nor received.

     Any offering of securities in connection with the merger and recapitalization will be made only by means of a prospectus. This news release shall not constitute an offer to sell or the solicitation of any offer to buy the securities described above, nor shall there be any sale of these securities in any state in which such offering, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Juno's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that can cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in Juno's reports on Form 10-K and 10-Q and its registration statement on Form S-4 on file with the Securities and Exchange Commission.

Contacts:      Joel Chemers of Juno Lighting, (847) 813-8384
               George Bilek of Juno Lighting, (847) 813-8330